July 27, 2017

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Current Summary and Statutory Prospectuses

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

With the fund board's approval, The Dreyfus Corporation (Dreyfus), the fund's manager, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Pine River Capital Management L.P. (Pine River), a subadviser to the fund, effective July 28, 2017 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal), Dalton Investments LLC (Dalton), Longhorn Capital Partners, L.P. (Longhorn), Ramius Advisors, LLC (Ramius), Sirios Capital Management, L.P. (Sirios) and Three Bridges Capital, LP (Three Bridges).  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 25% to CRM, 14% to Dalton, 6% to Longhorn, 13% to Ramius, 24% to Sirios and 18% to Three Bridges.  The portion of the fund's assets previously allocated to Pine River (approximately 14% of the fund's assets) will be re-allocated over time to the other subadvisers in accordance with the target amounts noted above.

6250-4095STK0717